iShares®

iShares Trust

Supplement dated November 23, 2004

to the Prospectus and the Statement of Additional Information dated August 1, 2004 (as revised)

for the iShares Dow Jones Series

This Supplement updates the Prospectus and Statement of Additional Information for the iShares Dow Jones U.S. Consumer Non-Cyclical Sector Index Fund, the iShares Dow Jones U.S. Consumer Cyclical Sector Index Fund and the iShares Dow Jones Select Dividend Index Fund.

On December 20, 2004, certain Dow Jones Indexes will undergo methodology changes that will impact the composition of the indexes.

The methodology of the Dow Jones U.S. Consumer Non-Cyclical Sector Index will be modified to place a greater focus on consumer goods and will be renamed the Dow Jones U.S. Consumer Goods Index. The iShares Dow Jones U.S. Consumer Non-Cyclical Sector Index Fund will be renamed the iShares Dow Jones U.S. Consumer Goods Sector Index Fund to reflect the changes in the index. In addition, the descriptions of the Investment Objective, Principal Investment Strategy and Principal Risks Specific to Fund contained in the Fund’s Prospectus and the description of the index and Fund in the Fund’s Statement of Additional Information will be modified to correspond to the name change and constituent changes to the Fund’s index. The Dow Jones U.S. Consumer Non-Cyclical Sector Index will experience an approximately 27% turnover in its index constituents. The two largest sectors in the index will be the household goods and beverage industry sectors, which will comprise approximately 22% and 21%, respectively, of the market capitalization of the index.

The methodology of the Dow Jones U.S. Consumer Cyclical Sector Index will be modified to place a greater focus on consumer services and will be renamed the Dow Jones U.S. Consumer Services Index. The iShares Dow Jones U.S. Consumer Cyclical Sector Index Fund will be renamed the iShares Dow Jones U.S. Consumer Services Sector Index Fund to reflect the changes in the index. In addition, the descriptions of the Investment Objective, Principal Investment Strategy and Principal Risks Specific to Fund contained in the Fund’s Prospectus and the description of the index and Fund in the Fund’s Statement of Additional Information will be modified to correspond to the name change and constituent changes to the Fund’s index. The Dow Jones U.S. Consumer Cyclical Sector Index will experience an approximately 17% turnover in its index constituents and will continue to be concentrated in the general retail industry sector, which will comprise 44% of the market capitalization of the index.

In addition, the number of components in the Dow Jones Select Dividend Index will change from fifty of the highest dividend-yielding securities to one hundred. The liquidity screen of the Index will also be modified so that securities in the index must have a minimum 3-month average trading volume of 200,000 shares a day. As a result, the description of the Principal Investment Strategy contained in the iShares Dow Jones Select Dividend Index Fund’s Prospectus and the description of the index and Fund in the Fund’s Statement of Additional Information will be modified to reflect the changes in the index.

The changes described above to the iShares Dow Jones U.S. Consumer Non-Cyclical Sector Index Fund, iShares Dow Jones U.S. Consumer Cyclical Sector Index Fund and the iShares Dow Jones Select Dividend Index Fund will be implemented on or about December 20, 2004.

If you have any additional questions, please call 1-800-iShares (1-800-474-2737).

®iShares is a registered trademark of Barclays Global Investors, N.A.

BGI-A-020-11004

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